UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 30, 2012

Rand Logistics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33345	20-1195343
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Fifth Avenue, 50th Floor, New York, New York		10110
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 644-3450

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Third Amended and Restated Loan Agreement

On August 30, 2012, Lower Lakes Towing Ltd (“Lower Lakes”), Lower Lakes Transportation Company (“LLTC”), Grand River Navigation Company, Inc. (“Grand River”), Black Creek Shipping Company, Inc. (“Black Creek”), each of which is a indirect wholly-owned subsidiary of Rand Logistics, Inc. (“Rand”), as borrowers, Rand LL Holdings Corp. (“Rand LL Holdings”), Rand Finance Corp. (“Rand Finance”) and Black Creek Shipping Holding Company, Inc. (“Black Creek Holding”), each of which is a wholly-owned subsidiary of Rand, and Rand, as guarantors, General Electric Capital Corporation, as agent and Lender, and certain other lenders, entered into a Third Amended and Restated Credit Agreement (the “Third Amended and Restated Credit Agreement” which (i) amends and restates the amended and restated credit agreement to which the borrowers are a party, dated as of September 28, 2011, as the same has been amended from time to time (the “2011 Credit Agreement”), in its entirety, (ii) continues the tranches of loans provided for under the 2011 Credit Agreement, (iii) refinances the indebtedness of Black Creek under its existing credit facility and adds Black Creek as a U.S. Borrower, (iv) provides for certain new loans and (v) provides working capital financing, funds for other general corporate purposes and funds for other permitted purposes.  The Third Amended and Restated Credit Agreement provides for (i) a revolving credit facility under which Lower Lakes may borrow up to CDN $13,500,000 with a seasonal overadvance facility of CDN $12,000,000, less the principal amount outstanding under the seasonal overadvance facility for LLTC and a swing line facility of CDN $4,000,000, subject to limitations, (ii) a revolving credit facility under which LLTC may borrow up to US $13,500,000 with a seasonal overadvance facility of US $12,000,000, less the principal amount outstanding under the seasonal overadvance facility for Lower Lakes and a swing line facility of US $500,000, subject to limitations, (iii) the modification and continuation of an existing Canadian dollar denominated term loan facility under which Lower Lakes is obligated to the Lenders in the amount of CDN $52,979,000.04 as of the date of the Third Amended and Restated Credit Agreement (“CDN Term Loan”), (iv) the modification and continuation of a US dollar denominated term loan facility under which Grand River is obligated to the Lenders in the amount of $64,126,923.91 as of the date of the Third Amended and Restated Credit Agreement (“GR Term Loan”) and (v) a US dollar denominated term loan facility under which Black Creek is obligated to Lenders in the amount of $28,933,332.00 as of the date of the Third Amended and Restated Credit Agreement (“BC Term Loan”).

Under the Third Amended and Restated Credit Agreement, the revolving credit facilities and swing line loans expire on August 1, 2016. The outstanding principal amount of the CDN Term Loan borrowings will be repayable as follows: (i) quarterly payments of CDN $331,118.75 commencing December 1, 2012 and ending September 2014, (ii) quarterly payments of CDN $662,237.50 commencing December 1, 2014 and ending June 1, 2016 and (iii) a final payment in the outstanding principal amount of the CDN Term Loan upon the CDN Term Loan’s maturity on August 1, 2016. The outstanding principal amount of the GR Term Loan borrowings will be repayable as follows: (i) quarterly payments of US $400,793.27 commencing December 1, 2011 and ending on September 1, 2014, (ii) quarterly payments of US $801,586.55 commencing December 1, 2014 and ending June 1, 2016 and (iii) a final payment in the outstanding principal amount of the GR Term Loan upon the GR Term Loan’s maturity on August 1, 2016. The outstanding principal amount of the BC Term Loan borrowings will be repayable as follows: (i) quarterly payments of US $180,833.33 commencing quarterly December 1, 2011 and ending September 1, 2014, (ii) quarterly payments of US $361,666.65 commencing December 1, 2014 and ending June 1, 2016 and (iii) a final payment in the outstanding principal amount of the BC Term Loan upon the BC Term Loan’s maturity on August 1, 2016.

Borrowings under the Canadian revolving credit facility, Canadian swing line facility and the CDN Term Loan will bear an interest rate per annum, at the borrowers’ option, equal to (i) the Canadian Prime Rate (as defined in the Third Amended and Restated Credit Agreement), plus 3.75% per annum or (ii) the BA Rate (as defined in the Third Amended and Restated Credit Agreement) plus 4.75% per annum.  Borrowings under the US revolving credit facility, US swing line facility and the GR Term Loan and BC Term Loan will bear interest, at the borrowers’ option equal to (i) LIBOR (as defined in the Third amended and Restated Credit Agreement) plus 4.75% per annum, or (ii) the US Base Rate (as defined in the Third Amended and Restated Credit Agreement), plus 3.75% per annum.

Obligations under the Third Amended and Restated Credit Agreement are secured by (i) a first priority lien and security interest on all of the borrowers’ and guarantors’ assets, tangible or intangible, real, personal or mixed, existing and newly acquired, (ii) a pledge by Rand LL Holdings of all of the outstanding capital stock of the borrowers other than Black Creek; (iii) a pledge by Black Creek Holding of all of the outstanding capital stock of Black Creek; and (iv) a pledge by Rand of all of the outstanding capital stock of Rand LL Holdings, Rand Finance and Black Creek Holding. The indebtedness of each borrower under the Third Amended and Restated Credit Agreement is unconditionally guarantied by each other borrower and by the guarantors, and such guaranty is secured by a lien on substantially all of the assets of each borrower and each guarantor.

Under the Third Amended and Restated Credit Agreement, the borrowers will be required to make mandatory prepayments of principal on term loan borrowings (i) if the outstanding balance of the term loans plus the outstanding balance of the seasonal facilities exceeds the sum of 75% of the fair market value of the vessels owned by the borrowers, less the amount of outstanding liens against the vessels with priority over the lenders’ liens, in an amount equal to such excess, (ii) in the event of certain dispositions of assets and insurance proceeds (all subject to certain exceptions), in an amount equal to 100% of the net proceeds received by the borrowers therefrom, and (iii) in an amount equal to 100% of the net proceeds to a borrower from any issuance of a borrower’s debt or equity securities.

The Third Amended and Restated Credit Agreement contains certain covenants, including those limiting the guarantors, the borrowers, and their subsidiaries’ ability to incur indebtedness, incur liens, sell or acquire assets or businesses, change the nature of their businesses, engage in transactions with related parties, make certain investments or pay dividends. In addition, the Third Amended and Restated Credit Agreement requires the borrowers to maintain certain financial ratios. Failure of the borrowers or the guarantors to comply with any of these covenants or financial ratios could result in the loans under the Third Amended and Restated Credit Agreement being accelerated.

The description of the Third Amended and Restated Credit Agreement contained herein is qualified in its entirety by reference to the Third Amended and Restated Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On August 30, 2012, Black Creek and Black Creek Holding terminated their Credit Agreement (the “Black Creek Credit Agreement”) with General Electric Capital Corporation, as agent and lender, and certain other lenders, dated as of February 11, 2011, as amended.  All outstanding amounts due under the Black Creek Credit Agreement were repaid in connection with the refinancing of Black Creek’s indebtedness under the Third Amended and Restated Credit Agreement, as more fully described under Item 1.01.  The information contained in Item 1.01 is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information contained in Item 1.01 is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits:

10.1
Third Amended and Restated Loan Agreement, dated August 30, 2012, among Lower Lakes Towing Ltd, Lower Lakes Transportation Company, Grand River Navigation Company, Inc. and Black Creek Shipping Company, Inc. as borrowers, Rand LL Holdings Corp., Rand Finance Corp., Black Creek Shipping Holding Company, Inc. and Rand Logistics, Inc., as guarantors, General Electric Capital Corporation, as agent and Lender, and certain other lenders.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAND LOGISTICS, INC.

Date: August 31, 2012	By:	/s/ Joseph W. McHugh, Jr.
	Name:	Joseph W. McHugh, Jr.
	Title:	Chief Financial Officer